Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Summary of Estimated Fair Values of Entity's Financial Instruments

The following table presents the fair values of financial instruments recorded at fair value across the levels of the fair value hierarchy. The table does not include assets and liabilities that are not considered financial instruments.

		As at December 31, 2018		As at December 31, 2017
	Hierarchy Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Cash and cash equivalents	1	$63,929	$63,929	$81,818	$81,818
Short-term investments	1	1,139	1,139	1,236	1,236
Restricted short-term investments	1	2,200	2,200	3,500	3,500
Derivative financial instrument	2	91	91	13	13
Long-term debt	2	472	472	516	516
Contingent considerations	3	929	929	4,474	4,474
Patent finance obligations	3	-	-	4,090	4,090